Exhibit 10.7

SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 19th day of April, 2012

AMONG:
Biologix Hair, Inc. a Florida corporation, with its principal offices at 82 Avenue Road, Toronto, Ontario M5R 2H2

("Purchaser")

AND:
Biologix Hair Science Ltd., a Barbados corporation, with its principal offices at The Business Center, Upton, St. Michael, Barbados BB11 103

("Seller")

AND:
THE UNDERSIGNED SHAREHOLDERS OF SELLER AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the "Selling Shareholders")

WHEREAS:

A.	The Selling Shareholders are the registered and beneficial owners of all 100 issued and outstanding common shares in the capital of Seller;

B.
Purchaser has agreed to issue up to 4,000,000 common shares in the capital of Purchaser as of the Closing Date, as defined herein, to the Selling Shareholders as consideration for the purchase by Purchaser of the issued and outstanding common shares of Seller held by the Selling Shareholders; and

C.
Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Seller held by the Selling Shareholders to Purchaser in exchange for issuance of the Purchaser Shares and payment of the Purchase Price (as defined below).

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.        DEFINITIONS

1.1.      Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)	"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)
"Closing" shall mean the completion of the Transaction, in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c)
"Closing Date" shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6 following the satisfaction or waiver by Purchaser and Seller of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

(d)	"Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(f)
"Liabilities" shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(g)
"Seller Shares" shall mean the 100 common shares of Seller held by the Selling Shareholders, being all of the issued and outstanding common shares of Seller beneficially held, either directly or indirectly, by the Selling Shareholders;

(h)	"Purchase Price" shall mean $6,000,000.

(i)	"Purchaser Shares" shall mean up to 4,000,000 fully paid and non-assessable common shares of Purchaser, to be issued to the Selling Shareholders by Purchaser on the Closing Date;

(j)	"SEC" shall mean the Securities and Exchange Commission;

(k)	"Securities Act" shall mean the United States Securities Act of 1933, as amended;

(I)
"Taxes" shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(m)	"Transaction" shall mean the purchase of the Seller Shares by Purchaser from the Selling Shareholders in consideration for the issuance of the Purchaser Shares and the payment of the Purchase Price.

1.2.      Schedules. The following schedules are attached to and form part of this Agreement:

Schedule I	-	Selling Shareholders
Schedule 1 A	-	Selling Shareholder Execution Page - Gruppen Investments Ltd.
Schedule 1B	-	Selling Shareholder Execution Page - Pendolino Investments Ltd.
Schedule 2A	-	Certificate(s) of Non-U.S. Shareholders - Gruppen Investments Ltd
Schedule 2B	-	Certificate(s) of Non-U.S. Shareholders - Pendolino Investments Ltd.
Schedule 3	-	Promissory Notes
Schedule 4	-	Directors and Officers of Seller
Schedule 5	-	Intentionally Deleted
Schedule 6	-	Seller Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests
Schedule 7	-	Seller Intellectual Property
Schedule 8	-	Seller Material Contracts
Schedule 9	-	Seller Employment Agreements and Arrangements

1.3      Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2.	THE OFFER, PURCHASE AND SALE OF SHARES

2.1.
Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Purchaser, and Purchaser hereby covenants and agrees to purchase from the Selling Shareholders all of the Seller Shares held by the Selling Shareholders.

2.2.
Cash Consideration.  As partial consideration for the sale of the Seller Shares by the Selling Shareholders to Purchaser, Purchaser shall pay to the Selling Shareholders in the amount set out opposite each Selling Shareholder's name in Schedule 1, on the basis of $60,000 for each Seller Share held by each Selling Shareholder. The aggregate Purchase Price shall be payable as follows:

(a)	$2,100,000 within 30 days following the execution of this Agreement; and

(b)	$3,900,000 in the form of a promissory note payable by April 19, 2014 deliverable to each of the Selling Shareholders in the form attached hereto as Schedule 3.

2.3.
Share Consideration. As partial consideration for the sale of the Seller Shares by the Selling Shareholders to Purchaser, Purchaser shall allot and issue the Purchaser Shares to the Selling Shareholders in the amount set out opposite each Selling Shareholder's name in Schedule 1 on the basis of 40,000 Purchaser Shares for each Seller Share held by each Selling Shareholder. The Selling Shareholders acknowledge and agree that the Purchaser Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Purchaser Shares issued on Closing will be endorsed with one of the following legend pursuant to the Securities Act in order to reflect the fact that the Purchaser Shares will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

For Selling Shareholders not resident in the United States:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

For Selling Shareholders resident in the United States:

"NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.4.
Share Transfer Procedure. Each Selling Shareholder may transfer his, her or its certificate representing the Seller Shares by delivering such certificate to Purchaser duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Purchaser Shares to the holder thereof, together with:

(a)	if the Selling Shareholder is not resident in the United States, a Certificate of Non-U.S. Shareholder (the "Regulation S Certificate"), a copy of which is set out in Schedule 2A;
(b)	if the Selling Shareholder is resident in the United States, a Certificate of U.S. Shareholder (the "Rule 506 Certificate"), a copy of which is set out in Schedule 2B; and

2.5.
Fractional Shares. Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the Purchaser Shares will be issued in the Transaction. In lieu of any such fractional shares, if any of the Selling Shareholders would otherwise be entitled to receive a fraction of a share of the Purchaser Shares upon surrender of certificates representing the Seller Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Purchaser Shares and will receive from Purchaser a stock certificate representing same.

2.6.	Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.7.
Restricted Shares. The Selling Shareholders acknowledge that the Purchaser Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

3.	REPRESENTATIONS AND WARRANTIES OF SELLER

As of the Closing, Seller and the Selling Shareholders, jointly and severally, represent and warrant to Purchaser, and acknowledge that Purchaser is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Purchaser, as follows:

3.1.
Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of Barbados and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which Seller owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Seller taken as a whole.

3.2
Authority. Seller has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Seller Documents") to be signed by Seller and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Seller Documents by Seller and the consummation of the transactions contemplated hereby have been duly authorized by Seller's board of directors. No other corporate or shareholder proceedings on the part of Seller is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Seller Documents when executed and delivered by Seller as contemplated by this Agreement will be, duly executed and delivered by Seller and this Agreement is, and the other Seller Documents when executed and delivered by Seller as contemplated hereby will be, valid and binding obligations of Seller enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.

3.3.
Capitalization of Seller. The entire authorized capital stock and other equity securities of Seller consists of                                      common shares (the "Seller Common Stock"). As of the date of this Agreement, there are 100 shares of Seller Common Stock issued and outstanding. All of the issued and outstanding shares of Seller Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Barbados and with the Seller's bylaws and Articles of Incorporation. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Seller to issue any additional common shares of Seller Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Seller any common shares of Seller Common Stock. There are no agreements purporting to restrict the transfer of the Seller Common Stock, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the Seller Common Stock.

3.4.
Shareholders of Seller Common Stock. As of the Closing Date, Schedule 1 contains a true and complete list of the holders of all issued and outstanding shares of the Seller Common Stock including each holder's name, address and number of Seller Shares held.

3.5.	Directors and Officers of Seller. The duly elected or appointed directors and the duly appointed officers of Seller are as set out in Schedule 4.

3.6.
Corporate Records of Seller. The corporate records of Seller, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Seller is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Seller.

3.7	.Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Seller or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any of its subsidiaries, or any of their respective material property or assets; or

	(b)	violate any provision of the bylaws, Articles of Incorporation or any other constating documents of Seller, any of its subsidiaries or any applicable laws.

3.8.
Actions and Proceedings. To the best knowledge of Seller, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against Seller or which involves any of the business, or the properties or assets of Seller that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Seller taken as a whole (a "Seller Material Adverse Effect"). There is no reasonable basis for any claim delivered by Seller as contemplated hereby will be, valid and binding obligations of Seller enforceable in accordance with their respective terms except:

(a)	as limited by applicable bankruptcy. insolvency. reorganization. moratorium. and other laws of general application affecting enbircement creditors' rights generally:

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies: and

(c)	as limited by public policy.

3.3.
Capitalization of Seller. The entire authorized capital stock and other equity securities of Seller consists of unlimited common shares (the "Seller Common Stock"). As of the date of this Agreement, there are 100 shares of Seller Common Stock issued and outstanding. All of the issued and outstanding shares of Seller Common Stock have been duly authorized. are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of Barbados and with the Seller's bylaws and Articles of Incorporation. There are no outstanding options, warrants, subscriptions. conversion  rights or other rights, agreements, or commitments obligating Seller to issue any additional common shares of Seller Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Seller any common shares of Seller Common Stock. 'there are no agreements purporting to restrict the transfer of the Seller Common Stock, no voting agreements, shareholders' agreements, voting trusts, or other arrangements restricting or affecting the voting of the Seller Common Stock.

3.4.
Shareholders of Seller Common Stock. As of the ('losing Date, Schedule I contains a true and complete list of the holders of all issued and outstanding shares of the Seller Common Stock including each holder's name, address and number of Seller Shares held.

3.5.	Directors and Officers of Seller. The duly elected or appointed directors and the duly appointed officers of Seller are as set out in Schedule 4.

3.6.
Corporate Records of Seller. The corporate records of Seller, as required to he maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Seller is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Seller.

3.7.	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of, cause a default under with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under. or result in the creation of any lien, security interest, charge or encumbrance upon any or the material properties or assets of Seller or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or any of its subsidiaries. or any of their respective material property or assets: or

(b)	violate any provision of the bylaws. Articles of Incorporation or any other consulting documents of Seller, any of its subsidiaries or any applicable laws.

3.8.
Actions and Proceedings. To the best know ledge of Seller, there is no basis for and there is no action, suit, judgment. claim, demand or proceeding outstanding or pending, or threatened against Seller or which involves any of the business, or the properties or assets of Seller that, if adversely resolved or determined, would have ;1 material adverse effect on the business, operations, assets, properties, prospects, or conditions of Seller taken as a whole (a "Seller Material Adverse liken. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Seller Material Adverse Effect.

3.9.	Compliance.

(a)
To the best knowledge of Seller, Seller is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Seller;

(b)
To the best knowledge of Seller, Seller is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Seller Material Adverse Effect; and

(c)
Seller has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Seller has not received any notice of any violation thereof, nor is Seller aware of any valid basis therefore.

(d)
Financial Representations. The books, records and accounts of the Seller (collectively the "Seller Books and Records") for the period ended March 31, 2012 (the "Seller Accounting Date"), a true and complete set of which has been provided to the Purchaser, fairly and correctly set out and disclose, in all material respects, in accordance with Generally Accepted Accounting Principles, the financial position of the Seller, and all material financial transactions, assets, and Liabilities of the Seller have been accurately recorded in the Seller Books and Records. Seller has not received any advice or notification from its independent certified public accountants that Seller has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Seller Books and Records, any properties, assets, Liabilities, revenues, or expenses.

3.10.
Absence of Undisclosed Liabilities. Seller does not have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

	(a)	are not set forth in the Seller Books and Records or have not heretofore been paid or discharged;
	(b)	did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Purchaser; or
(c)
have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Seller Books and Records.

3.11.	Tax Matters.
	(a)	As of the date hereof

(i)
Seller has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Seller, and

(ii)	all such returns are true and correct in all material respects;

(b)
Seller has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Seller Material Adverse Effect;

(c)
Seller is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d)
all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e)
to the best knowledge of Seller, the Seller Books and Records contain full provision for all Taxes including any deferred Taxes that may be assessed to Seller for the accounting period ended on the Seller Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Seller Accounting Date or for any profit earned by Seller on or prior to the Seller Accounting Date or for which Seller is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Seller Books and Records.

3.12.	Absence of Changes. Since the Seller Accounting Date, Seller has not:

(a)
incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)	sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;
(c)
created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Seller or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)
made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)
declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)	suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)	suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)
received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)	made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000;

(j)
other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

	(k)	entered into any transaction other than in the ordinary course of business consistent with past practice; or

	(I)	agreed, whether in writing or orally, to do any of the foregoing.

3.13.	Absence of Certain Changes or Events. Since the Seller Accounting Date, there has not been:
	(a)	a Seller Material Adverse Effect; or

	(b)	any material change by Seller in its accounting methods, principles or practices.

3.14.	Subsidiaries. Seller does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.15.
Personal Property. Seller possesses, and has good and marketable title of all property necessary for the continued operation of the business of Seller as presently conducted and as represented to Purchaser. All such property is used in the business of Seller. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Seller is owned by Seller free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6.

3.16	Intellectual Property

(a)
Intellectual. Property Assets. Seller owns or holds an interest in all intellectual property assets necessary for the operation of the business of Seller as it is currently conducted (collectively, the "Intellectual Property Assets"), including:

(i)	all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the "Marks");
(ii)	all patents, patent applications, design patents, design patent applications, and designs, inventions, methods, processes and discoveries that may be patentable (collectively, the "Patents");
(iii)	all copyrights in both published works and unpublished works (collectively, the "Copyrights"); and
(iv)
all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Seller as licensee or licensor (collectively, the "Trade Secrets").

(b)
Agreements. Schedule 7 contains a complete and accurate list and summary description, including any royalties paid or received by Seller, of all contracts and agreements relating to the Intellectual Property Assets to which Seller is a party or by which Seller is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Seller is the licensee. To the best knowledge of Seller, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

(c)
Intellectual Property and Know-How Necessary for the Business. Except as set forth in Schedule 7, Seller is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Schedule 7, all former and current employees and contractors of Seller have executed written contracts, agreements or other undertakings with Seller that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Seller. No employee, director, officer or shareholder of Seller owns directly or indirectly in whole or in part, any Intellectual Property Asset which Seller is presently using or which is necessary for the conduct of its business. To the best knowledge of Seller, no employee or contractor of Seller has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Seller.

(d)
Patents. Schedule 7 contains a complete and accurate list and summary description of all Patents. Except as set out in Schedule 7, Seller does not hold any right, title or interest in and to any Patent and Seller has not filed any patent application with any third party. To the best knowledge of Seller, none of the products manufactured and sold, nor any process or know-how used, by Seller infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

(e)
Trademarks. Schedule 7 contains a complete and accurate list and summary description of all Marks. Except as set out in Schedule 7, Seller does not hold any right, title or interest in and to any Mark and Seller has not registered or filed any application to register any Mark with any third party. To the best knowledge of Seller, none of the Marks, if any, used by Seller infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(f)
Copyrights. Schedule 7 contains a complete and accurate list and summary description of all Copyrights. Except as set out in Schedule 7, Seller is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of Seller, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(g)
Trade Secrets. Schedule 7 contains a complete and accurate list and summary description of all Trade Secrets. Seller has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Seller has good title and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Seller, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Seller. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.17.
Insurance. The products sold by and the assets owned by Seller, if any, are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Seller, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

3.18.
Employees and Consultants. All employees and consultants of Seller have been paid all salaries, wages, income and any other sum due and owing to them by Seller, as at the end of the most recent completed pay period. Seller is not aware of any labor conflict with any employees that might reasonably be expected to have a Seller Material Adverse Effect. To the best knowledge of Seller, no employee of Seller is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Seller or any other nature of the business conducted or to be conducted by Seller.

3.19.
Real Property. Seller does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the "Leases") to which Seller is a party or is bound, as set out in Schedule 6, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Seller pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.20.
Material Contracts and Transactions. Schedule 8 attached hereto lists each material contract, agreement,  license, permit, arrangement, commitment, instrument or contract to which Seller is a party (each, a "Contract"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Seller under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Seller. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.21.	Certain Transactions. Seller is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.22.
No Brokers. Seller has not incurred any independent obligation or liability to any party for any brokerage  fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

3.23.
Completeness of Disclosure. No representation or warranty by Seller in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Purchaser pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

As of the Closing, Purchaser represents and warrants to Seller and the Selling Shareholders and acknowledges that Seller and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Seller or the Selling Shareholders, as follows:

4.1.
Organization and Good Standing. Purchaser is duly incorporated, organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Purchaser is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Purchaser.

4.2.
Authority. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Purchaser Documents") to be signed by Purchaser and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Purchaser Documents by Purchaser and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Purchaser is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Purchaser Documents when executed and delivered by Purchaser as contemplated by this Agreement will be, duly executed and delivered by Purchaser and this Agreement is, and the other Purchaser Documents when executed and delivered by Purchaser, as contemplated hereby will be, valid and binding obligations of Purchaser enforceable in accordance with their respective terms, except:

(a)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally;

(b)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and
(c)	as limited by public policy.

4.3.
Capitalization of Purchaser. The entire authorized capital stock and other equity securities of Purchaser consists of 200,000,000 shares of common stock with a par value of $0.01 (the "Purchaser Common Stock") and no shares of preferred stock. There are no agreements purporting to restrict the transfer of the Purchaser Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Purchaser Common Stock.

4.4.	Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)
conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Purchaser under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or any of its material property or assets;

(b)	violate any provision of the applicable incorporation or charter documents of Purchaser; or
(c)	violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Purchaser or any of its material property or assets.

4.5.
Validity of Purchaser Common Stock Issuable upon the Transaction. The Purchaser Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

5.	CLOSING CONDITIONS

5.1.
Conditions Precedent to Closing by Purchaser. The obligation of Purchaser to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Purchaser and may be waived by Purchaser in its sole discretion.

(a)
Representations and Warranties. The representations and warranties of Seller and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)
Performance. All of the covenants and obligations that Seller and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)
Transaction Documents. This Agreement, the Seller Documents, the Seller Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Purchaser, will have been executed and delivered to Purchaser.

(d)
Third Party Consents. Purchaser will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Purchaser.

(e)
Employment Agreements. Purchaser will have received from Seller copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of Seller as set out on Schedule 9 attached hereto, which constitute all of the employees reasonably necessary to operate the business of Seller substantially as presently operated.

(f)	No Material Adverse Change. No Seller Material Adverse Effect will have occurred since the date of this Agreement.

(g)	Outstanding Shares of Seller. Seller will have no more than 100 shares of Seller Common Stock issued and outstanding on the Closing Date.

(h)	Delivery of Seller Books and Records. Seller will have delivered to Purchaser the Seller Books and Records.

(i)	Due Diligence Review of Seller Books and Records. Purchaser and its accountants will be reasonably satisfied with their due diligence investigation and review of the Seller Books and Records.

(j)
Due Diligence Generally. Purchaser and its solicitors will be reasonably satisfied with their due diligence investigation of Seller that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(i)	materials, documents and information in the possession and control of Seller and the Selling Shareholders which are reasonably germane to the Transaction;

(ii)	a physical inspection of the assets of Seller by Purchaser or its representatives; and

(iii)	title to the material assets of Seller.

(k)	Compliance with Securities Laws. Purchaser will have received evidence satisfactory to Purchaser that the Purchaser Shares issuable in the Transaction will be issuable:

(i)	without registration pursuant to the Securities Act in reliance on a safe harbor from the registration requirements of the Securities Act provided by Regulation S; and

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of Purchaser Shares to each Selling Shareholder, Seller will deliver to Purchaser on Closing, a Regulation S Certificate or Rule 506 Certificate, as applicable, and a Questionnaire duly executed by each Selling Shareholder.

5.2.
Conditions Precedent to Closing by Seller. The obligation of Seller and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 10.6. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Seller and the Selling Shareholders and may be waived by Seller and the Selling Shareholders in their discretion.

(a)
Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)
Performance. All of the covenants and obligations that Purchaser are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Purchaser must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)
Transaction Documents. This Agreement, the Purchaser Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Seller, will have been executed and delivered by Purchaser.

(d)
No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

(i)	the consummation of any of the transactions contemplated by this Agreement; or

(ii)	cause the Transaction to be rescinded following consummation.

(e)
Due Diligence Generally. Seller will be reasonably satisfied with their due diligence investigation of Purchaser that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

6.	ADDITIONAL COVENANTS OF THE PARTIES

6.1.
Notification of Financial Liabilities. Seller will immediately notify Purchaser in accordance with Section 10.6 hereof, if Seller receives any advice or notification from its independent certified public accounts that Seller has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Seller, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2.
Access and Investigation. Between the date of this Agreement and the Closing Date, Seller, on the one hand, and Purchaser, on the other hand, will, and will cause each of their respective representatives to:

(a)	afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;
(b)
furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)	furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3.
Confidentiality. All information regarding the business of Seller including, without limitation, financial information that Seller provides to Purchaser during Purchaser's due diligence investigation of Seller will be kept in strict confidence by Purchaser and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Purchaser or disclosed to any third party (other than Purchaser's professional accounting and legal advisors) without the prior written consent of Seller. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Seller, Purchaser will immediately return to Seller (or as directed by Seller) any information received regarding Seller's business. Likewise, all information regarding the business of Purchaser including, without limitation, financial information that Purchaser provides to Seller during its due diligence investigation of Purchaser will be kept in strict confidence by Seller and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Seller or disclosed to any third party (other than Seller's professional accounting and legal advisors) without Purchaser's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Purchaser, Seller will immediately return to Purchaser (or as directed by Purchaser) any information received regarding Purchaser's business.

6.4.
Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5
Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Seller and Purchaser will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Seller or Purchaser, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6.
Conduct of Seller and Purchaser Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Purchaser otherwise consents in writing, Seller will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Seller otherwise consents in writing, Purchaser will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7.
Certain Acts Prohibited — Seller. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Seller will not, without the prior written consent of Purchaser:

(a)	alter its bylaws, Articles of Incorporation or other incorporation documents;
(b)	incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Seller except in the ordinary course of business;
(c)	dispose of or contract to dispose of any Seller property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;
(d)
issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Seller Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)	not:

(i)	declare, set aside or pay any dividends on, or make any other distributions in respect of the Seller Common Stock, or
(ii)	split, combine or reclassify any Seller Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Seller Common Stock; or

(f)
not materially increase benefits or compensation expenses of Seller, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8.
Public Announcements. Purchaser and Seller each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

7.	CLOSING

7.1.
Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Purchaser or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Seller and Purchaser, provided such undertakings are satisfactory to each party's respective legal counsel.

7.2.
Closing Deliveries of Seller and the Selling Shareholders. At Closing, Seller and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Purchaser:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Seller evidencing approval of this Agreement and the Transaction;

(b)
if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)	share certificates representing the Seller Shares as required by Section 2.3 of this Agreement;

(d)	all certificates and other documents required by Sections 2.3 and 5.1 of this Agreement;

(e)	the Seller Documents, the Seller Books and Records and any other necessary documents, each duly executed by Seller, as required to give effect to the Transaction;

7.3.	Closing Deliveries of Purchaser. At Closing, Purchaser will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Seller:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Purchaser evidencing approval of this Agreement and the Transaction;
(b)	all certificates and other documents required by Section 5.2 of this Agreement;
(c)	the Purchaser Documents and any other necessary documents, each duly executed by Purchaser, as required to give effect to the Transaction; and

7.4.	Additional Closing Delivery of Purchaser. At Closing, Purchaser will deliver or cause to be delivered the share certificates representing the Purchaser Shares.

8.	TERMINATION

8.1.	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of Purchaser and Seller;

(b)
Purchaser, if there has been a material breach by Seller or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Seller or the Selling Shareholders that is not cured, to the reasonable satisfaction of Purchaser, within ten business days after notice of such breach is given by Purchaser (except that no cure period will be provided for a breach by Seller or the Selling Shareholders that by its nature cannot be cured);

(c)
Seller, if there has been a material breach by Purchaser of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Purchaser that is not cured by the breaching party, to the reasonable satisfaction of Seller, within ten business days after notice of such breach is given by Seller (except that no cure period will be provided for a breach by Purchaser that by its nature cannot be cured); or

(d)
Purchaser or Seller if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2.
Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9.	INDEMNIFICATION, REMEDIES, SURVIVAL

9.1.
Certain Definitions. For the purposes of this Article 9 the terms "Loss" and "Losses" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Purchaser or Seller including damages for lost profits or lost business opportunities.

9.2.
Agreement of Seller to Indemnify. Seller will indemnify, defend, and hold harmless, to the full extent of the law, Purchaser and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Purchaser and its shareholders by reason of, resulting from, based upon or arising out of:

(a)
the breach by Seller of any representation or warranty of Seller contained in or made pursuant to this Agreement, any Seller Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)
the breach or partial breach by Seller of any covenant or agreement of Seller made in or pursuant to this Agreement, any Seller Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3.
Agreement of the Selling Shareholders to Indemnify. The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Purchaser and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Purchaser and its shareholders by reason of resulting from, based upon or arising out of:

(a)	any breach by the Selling Shareholders of Section 2.2 of this Agreement; or
(b)
any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Regulation S Certificate, Rule 506 Certificate or the Questionnaire executed by each Selling Shareholder as part of the share exchange procedure detailed in Section 2.3 of this Agreement.

9.4.
Agreement of Purchaser to Indemnify. Purchaser will indemnify, defend, and hold harmless, to the full extent of the law, Seller and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Seller and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)
the breach by Purchaser of any representation or warranty of Purchaser contained in or made pursuant to this Agreement, any Purchaser Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)
the breach or partial breach by Purchaser of any covenant or agreement of Purchaser made in or pursuant to this Agreement, any Purchaser Document or any certificate or other instrument delivered pursuant to this Agreement.

10.	MISCELLANEOUS PROVISIONS

10.1.
Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (I) year after the Closing Date.

10.2.
Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3.	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4
Expenses. Purchaser will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Purchaser and Seller will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby. Notwithstanding the foregoing in the event that the Closing does not occur, each of the parties will be responsible for all costs (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by it in connection with the transactions hereby contemplated.

10.5
Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6.
Notices. All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Seller or any of the Selling Shareholders:

BIOLOGIX HAIR, INC.
82 Avenue Road,
Toronto, Ontario M5R 21-12

Attention:     Ron Holland
Fax:       (647) 344-5940
E-mail:                  rhgbiologixhair.com

To Seller at:

BIOLOGIX HAIR SCIENCE LTD.
The Business Center, Upton,
St. Michael, Barbados
BB 11103

Attention:    David Csumrik

Fax:              (246) 429-5143
E-mail:        david@longview.bb

And in all instances, a copy to:

W.L. Macdonald Law Corporation
4th Floor - 570 Granville Street,
Vancouver British Colombia,
Canada V6C 3P1

Fax: 604.681.4760

All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;
(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;
(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and
(d)	in the case of mailing, on the fifth business day following mailing.

10.7.	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8.	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9.	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

10.11.
Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12.	Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13.
Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Florida, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14.
Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15.	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

10.16.	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

BIOLOG1X HAIR, INC.

Per:	/s/ Ron Holland

Ron Holland, President and Director

BIOLOGIX HAIR SCIENCE LTD.

Per:	/s/ David Csumrik

David Csumrik, President and Director

10.11.
Construction.The language used in this Agreement will he deemed to be the language chosen by the parties to express their mutual intent. and no rule of strict construction will be applied against any party

10.12.	Gender. All references to any party will he read with such changes in number and gender as the context or reference requires

10.13.
Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall he a Saturday. Sunday or a legal holiday in the Stale of Florida, then such action max he taken or right may he exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14.
Counterparts. This Agreement may he executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart

10.15.	Fax Execution. This Agreement may he executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.
10.16.	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WIENTSS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

BIOLOCIX HAIR. INC.

Per:	/s/ Ron Holland

Ron Holland, President and Director

BIOLOCIX HAIR SCIENCE LTD.

Per:	/s/ David Csumrik

David Csumrik, President and Director

10.11.
Construction. The language used in this Agreement will he deemed to be the language chosen by the parties to express their mutual intent. and no rule of strict construction will he applied against any party.

10.12.	Gender. All references to any party will he read with such changes in number and gender as the context or reference requires.

10.13.
Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall he a Saturday, Sunday or a legal holiday in the State of Florida. then such action may be taken or right may he exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10. 14.
Counterparts. 1 his Agreement may he executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. it being understood that all parties need not sign the same counterpart.

10.15.	Fax Execution. This Agreement may he executed by delivers of executed signature pages by fax and such fax execution will be effective for all purposes.

10.16.	Schedules and Exhibits. The schedules and exhibits arc attached to this Agreement and incorporated herein.

BIOLOCIX HAIR. INC.

Per:	/s/ Ron Holland

Ron Holland, President and Director

BIOLOCIX HAIR SCIENiCL LTD.

Per:	/s/ David Csumrik

David Csumrik, President and Director

SCHEDULE 1
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

THE SELLING SHAREHOLDERS

Name	Address	Portion of Purchase Price Payable Within 30 days following Execution of this Agreement	Portion of Purchase Price Payable In the Form of Promissory	Number of Seller Shares held before Closing	Total Number of Purchaser Shares to be issued by Purchaser on Closing
Gruppen Investments Ltd. Attention: Trevor Swain Director/President Elizabeth Collie Director/secretary	Loyalist Plaza Don Mackay Blvd Abaco, Bahamas	$1,029,000	$1,911,000	49	1,960,000
Pendolino Investments Ltd. Attention: Michael A. Dean Director/President Venise Medurerk Director/secretary	Loyalist Plaza Don Mackay Blvd Abaco, Bahamas	$1,071,000	$1,989,000	51	2,040,000
	Total:	$2,100,000	$3,900,000	100	4,000,000

GRUPPEN INVESTMENTS LTD.

Per:	/s/ Trevor Swain
Trevor Swain, President and Director

PENDOLINO INVESTMENTS LTD.

Per:	/s/ Michael A. Dean
Michael A. Dean , President and Director

SCHEDULE I
TO THE SHARE PURCHASE AGREEMENT
AMONG I3/OLOGIX HAIR. INC., BIOLOCIIX HAIR. SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

THE SELLING SHAREHOLDERS

Name	Address	Portion of Purchase Price Payable Within 30 days following Execution of this Agreement	Portion of Purchase Price Payable In the Form of Promissory	Number of Seller Shares held before Closing	Total Number of Purchaser Shares to be issued by Purchaser on Closing
Gruppen Investments Ltd. Attention: Trevor Swain Director/President Elizabeth Collie Director/secretary	Loyalist Plaza Don Mackay Blvd Abaco, Bahamas	$1,029,000	$1,911,000	49	1,960,000
Pendolino Investments Ltd. Attention: Michael A. Dean Director/President Venise Medurerk Director/secretary	Loyalist Plaza Don Mackay Blvd Abaco, Bahamas	$1,071,000	$1,989,000	51	2,040,000
	Total:	$2,100,000	$3,900,000	100	4,000,000

GRUPPEN INVESTMENTS LTD.

Per:	/s/ Trevor Swain
Trevor Swain, President and Director

PENDOLINO INVESTMENTS LTD.

Per:	/s/ Michael A. Dean
Michael A. Dean , President and Director

Schedule lA
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS         day of       ,2012, BY:

GRUPPEN INVESTMENTS LTD.
(Name of Subscriber — Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Telephone number of Subscriber)

(Social Security/Insurance No. of Subscriber)

Schedule lA
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS 23 day of, April 2012, BY:

GRUPPEN INVESTMENTS LTD.
(Name of Subscriber — Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Telephone number of Subscriber)

(Social Security/Insurance No. of Subscriber)

Schedule 1B
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN TILE SHARE PURCHASE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS                      day of,                                2012, BY:

PENDOLINO INVESTMENTS LTD.
(Name of Subscriber — Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Telephone number of Subscriber)

(Social Security/Insurance No. of Subscriber)

Schedule lA
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS 23 day of, April 2012, BY:

GRUPPEN INVESTMENTS LTD.
(Name of Subscriber — Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Telephone number of Subscriber)

(Social Security/Insurance No. of Subscriber)

SCHEDULE 2A
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER — GRUPPEN INVESTMENTS LTD.

In connection with the issuance of common stock (the "Purchaser Shares") of BIOLOGIX HAIR, INC., a Florida corporation ("Purchaser"), to the undersigned, pursuant to that certain Share Purchase Agreement dated April] 9 2012, (the "Agreement"), among Purchaser, BIOLOGIX HAIR SCIENCE LTD., a Barbados company ("Seller") and the shareholders of Seller as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1.         the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.          none of the Purchaser Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.         the Selling Shareholder understands and agrees that offers and sales of any of the Purchaser Shares prior to the expiration of a period of one year after the date of original issuance of the Purchaser Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.         the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Purchaser Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.         the Selling Shareholder is acquiring the Purchaser Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Purchaser Shares in the United States or to U.S. Persons;

6.         the Selling Shareholder has not acquired the Purchaser Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Purchaser Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Purchaser Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Purchaser Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.         the statutory and regulatory basis for the exemption claimed for the sale of the Purchaser Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

- i -

8.         Purchaser has not undertaken, and will have no obligation, to register any of the Purchaser Shares under the U.S. Securities Act;

9.         Purchaser is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Purchaser from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10.        the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Purchaser Shares and, with respect to applicable resale restrictions, is solely responsible (and Purchaser is not in any way responsible) for compliance with applicable resale restrictions;

11.        the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Purchaser in connection with the acquisition of the Purchaser Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Purchaser without unreasonable effort or expense;

12.        the books and records of Purchaser were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Purchaser Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13.        the undersigned:

(a)         is knowledgeable of or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Purchaser Shares;

(b)         the undersigned is acquiring the Purchaser Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Purchaser Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)         the applicable securities laws of the authorities in the International Jurisdiction do not require Purchaser to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchaser Shares; and

(d)         the acquisition of the Purchaser Shares by the undersigned does not trigger:

(i)         any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)         any continuous disclosure reporting obligation of Purchaser in the International Jurisdiction; and

the undersigned will, if requested by Purchaser, deliver to Purchaser a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Purchaser, acting reasonably;

14.        the undersigned (i) is able to fend for itself in connection with the acquisition of the Purchaser Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Purchaser Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

- ii -

15.        the undersigned is not aware of any advertisement of any of the Purchaser Shares and is not acquiring the Purchaser Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16.        no person has made to the undersigned any written or oral representations:

(a)         that any person will resell or repurchase any of the Purchaser Shares;

(b)         that any person will refund the purchase price of any of the Purchaser Shares;

(c)         as to the future price or value of any of the Purchaser Shares; or

(d)         that any of the Purchaser Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Purchaser Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Purchaser on the OTC Bulletin Board;

17.        none of the Purchaser Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Purchaser Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Purchaser on the OTC Bulletin Board;

18.        the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Purchaser Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchaser Shares;

19.        neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchaser Shares;

20.        the Purchaser Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21.        the undersigned acknowledges and agrees that Purchaser shall refuse to register any transfer of Purchaser Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22.        the undersigned understands and agrees that the Purchaser Shares will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

- iii -

23.        the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

GRUPPEN INVESTMENTS LTD.

	Date:	, 2012
Signature

Print Name

Title (if applicable)

Address

- iv -

23.        the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

GRUPPEN INVESTMENTS LTD.

Date:
Signature

Print Name

Title (if applicable)

Address

- v -

SCHEDULE 2B
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER — PENDOLINO INVESTMENTS LTD.

In connection with the issuance of common stock (the "Purchaser Shares") of BIOLOGIX HAIR, INC., a Florida corporation ("Purchaser"), to the undersigned, pursuant to that certain Share Purchase Agreement dated Aprill 9 2012, (the "Agreement"), among Purchaser, BIOLOGIX HAIR SCIENCE LTD., a Barbados company ("Seller") and the shareholders of Seller as set out in the Agreement (each, a "Selling Shareholder"), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1.   the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.   none of the Purchaser Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.   the Selling Shareholder understands and agrees that offers and sales of any of the Purchaser Shares prior to the expiration of a period of one year after the date of original issuance of the Purchaser Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.   the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Purchaser Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.   the Selling Shareholder is acquiring the Purchaser Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Purchaser Shares in the United States or to U.S. Persons;

6.   the Selling Shareholder has not acquired the Purchaser Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Purchaser Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Purchaser Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of the Purchaser Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.   the statutory and regulatory basis for the exemption claimed for the sale of the Purchaser Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

- i -

8.           Purchaser has not undertaken, and will have no obligation, to register any of the Purchaser Shares under the U.S. Securities Act;

9.           Purchaser is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Purchaser from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

10.         the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Purchaser Shares and, with respect to applicable resale restrictions, is solely responsible (and Purchaser is not in any way responsible) for compliance with applicable resale restrictions;

11.         the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Purchaser in connection with the acquisition of the Purchaser Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Purchaser without unreasonable effort or expense;

12.         the books and records of Purchaser were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Purchaser Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

13.         the undersigned:

(a)          is knowledgeable of or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Purchaser Shares;

(b)          the undersigned is acquiring the Purchaser Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Purchaser Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)          the applicable securities laws of the authorities in the International Jurisdiction do not require Purchaser to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchaser Shares; and

(d)         the acquisition of the Purchaser Shares by the undersigned does not trigger:

(i)          any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)         any continuous disclosure reporting obligation of Purchaser in the International Jurisdiction; and

the undersigned will, if requested by Purchaser, deliver to Purchaser a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Purchaser, acting reasonably;

14.         the undersigned (i) is able to fend for itself in connection with the acquisition of the Purchaser Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Purchaser Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

- ii -

15.         the undersigned is not aware of any advertisement of any of the Purchaser Shares and is not acquiring the Purchaser Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16.         no person has made to the undersigned any written or oral representations:

(a)         that any person will resell or repurchase any of the Purchaser Shares;

(b)         that any person will refund the purchase price of any of the Purchaser Shares;

(c)         as to the future price or value of any of the Purchaser Shares; or

(d)         that any of the Purchaser Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Purchaser Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Purchaser on the OTC Bulletin Board;

17.         none of the Purchaser Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Purchaser Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Purchaser on the OTC Bulletin Board;

18.         the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Purchaser Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof; in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchaser Shares;

19.         neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchaser Shares;

20.         the Purchaser Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

21.         the undersigned acknowledges and agrees that Purchaser shall refuse to register any transfer of Purchaser Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

22.         the undersigned understands and agrees that the Purchaser Shares will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND TN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

- iii -

23.        the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

PENDOLINO INVESTMENTS LTD.

	Date:	, 2012
Signature

Print Name

Title (if applicable)

Address

- iv -

23.        the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

GRUPPEN INVESTMENTS LTD.

Date:
Signature

Print Name

Title (if applicable)

Address

- v -

SCHEDULE 3
[SEE ATTACHED PROMISSORY NOTES]

- i -

PROMISSORY NOTE

US $1,911,000	April 19, 2012

TO: Gruppen Investments Ltd.

Loyalist Plaza
Don Mackay Blvd
Abaco, Bahamas

Attention: Trevor Swain

FOR VALUE RECEIVED, Biologix Hair, Inc. ("Borrower") promises to pay to the order of Gruppen Investments Ltd. (the "Lender") the principal sum of $1,911,000 in lawful currency of the United States (the "Principal Sum").

It is understood and agreed that Borrower shall pay to the Lender all of the Principal Sum evidenced by this Promissory Note on April 19, 2014 (the "Maturity Date").

On or before the Maturity Date, the Borrower shall repay the Principal Sum or such amount as remains outstanding at such time.

The undersigned shall have the privilege of prepaying in whole or in part the Principal Sum.

Presentment, protest, notice of protest and notice of dishonor are hereby waived.
This Promissory Note will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

Ron Holland. President and Director

- ii -

PROMISSORY NOTE

US $1,911,000	April 19, 2012

TO: Gruppen Investments Ltd.

Loyalist Plaza
Don Mackay Blvd
Abaco, Bahamas

Attention: Trevor Swain

FOR VALUE RECEIVED. Biologix Hair, Inc. ("Borrower") promises to pay to the order olCiruppen Investments I.td. (the "Lender-) the principal sum oil:1.911.000 in lawful currency of the United States (the "Principal Sum").

It is understood and agreed that Borrower shall pay to the Lender all of the Principal Sum evidenced by this Promissory Note on April 19 2014 (the "Maturity Date.).

On or belOre the Maturity Date. the Borrower shall repay the Principal Sum or such amount as remains outstanding at such time.

The undersigned shall have the privilege of prepay ing in whole or in part the Principal Sum.

Presentment. protest, notice of protest and notice of dishonor arc hereby waived.

This Pmmissor) Note will he governed by and construed in accordance v ith the laws of the State of Florida applicable to contracts made and to be perlOrmed therein.

/s/ Ron Holland
Ron Holland. President and Director

- iii -

PROMISSORY NOTE

US $1,989,000	April 19, 2012

TO: Pendolino Investments Ltd.

Loyalist Plaza
Don Mackay Blvd
Abaco, Bahamas

Attention: Michael A. Dean

FOR VALUE RECEIVED, Biologix Hair, Inc. ("Borrower") promises to pay to the order of Pendolino Investments Ltd. (the "Lender") the principal sum of $1,989,000 in lawful currency of the United States (the "Principal Sum").

It is understood and agreed that Borrower shall pay to the Lender all of the Principal Sum evidenced by this Promissory Note on April 19, 2014 (the "Maturity Date").

On or before the Maturity Date, the Borrower shall repay the Principal Sum or such amount as remains outstanding at such time.

The undersigned shall have the privilege of prepaying in whole or in part the Principal Sum.

Presentment, protest, notice of protest and notice of dishonor are hereby waived.

This Promissory Note will be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

/s/ Ron Holland
Ron Holland. President and Director

- iv -

PROMISSORY NOTE

US $1,989,000April 19, 2012

To: Pendolino Investments Ltd.

Loyalist Plaza
Don Mackay Blvd
Abaco. Bahamas

Attention: Michael A. Dean

FOR VALIT RI('IVF1). Riologix Hair. Inc. ("Borrower") promises to pay to the order of Pendolino Investments I.td. (the -Lender') the principal sum 01-S1,989.000 in lawful currency of the I7nited States (the --Principal Sum").

It is understood and agreed that Borrower shall pay to the (.ender all of the Principal Sum evidenced by this Promissory Note on April 19, 2014 (the --Maturity Date").

On or heave the Maturity Date, the Borrower shall repay the Principal Sum or such amount as remains outstanding at such time.

The undersigned shall have the privilege of prepay ing in whole or in part the Principal Sum.

Presentment, protest_ notice of protest and notice of dishonor are hereby waived.

This Promissory Note will be governed by and construed in accordance v ith the laws of the State of Florida applicable to contracts made and to he perlOrmed therein.

/s/ Ron Holland
Ron Holland. President and Director

- v -

SCHEDULE 4
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

DIRECTORS AND OFFICERS OF SELLER

Directors:

David Csumrik

Officers:

David Csumrik, President

SCHEDULE 5

Intentionally Deleted

SCHEDULE 6
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

SELLER LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
TAXES AND OTHER PROPERTY INTERESTS

SCHEDULE 6
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

SELLER LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
TAXES AND OTHER PROPERTY INTERESTS

SCHEDULE 7
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

SELLER INTELLECTUAL PROPERTY

[SEE ATTACHED]

SCHEDULE 8
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

SELLER MATERIAL CONTRACTS

[SEE ATTACHED]

SCHEDULE 9
TO THE SHARE PURCHASE AGREEMENT
AMONG BIOLOGIX HAIR, INC., BIOLOGIX HAIR SCIENCE LTD. AND THE SELLING SHAREHOLDERS
AS SET OUT IN THE SHARE PURCHASE AGREEMENT

SELLER EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

None